Exhibit (k)(10)

AMENDMENT NO. 9
TO
ALLTEL CORPORATION PENSION PLAN
(January 1, 2001 Restatement)

WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation Pension Plan, as amended and restated effective as of January 1, 2001, and as subsequently amended, (the “Plan”); and

WHEREAS, the Company desires further to amend the Plan;

NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as set forth herein, in the respects hereinafter set forth:

1. Effective as of the first payroll period ending on or after January 1, 2005, clause (5) of Section 1.17 of the Plan is amended to provide as follows:

(5)	for the period from May 1, 1993 through the end of the last payroll period ending prior to January 1, 2005, employees of ALLTEL Publishing Corporation,

2. Effective as of the first payroll period ending on or after January 1, 2005, Section 13 of the Plan is amended by adding the following Section 13.43 thereto:

13.43	Employees of ALLTEL Publishing Corporation

(a)	Effective Date – First payroll period ending on or after January 1, 2005.

(b)	Account — None.

(c)	Minimum Normal Retirement Pension — None.

(d)	Minimum Early Retirement Pension — None.

(e)	Minimum Disability Retirement Pension — None.

(f)	Minimum Deferred Vested Pension — None.

(g)	Minimum Death Benefit — None.

(h)	Prior Plan Offset — Not Applicable.

(i)	Provision Relative to Section 401(a)(12) of the Code — Not Applicable.

(j)	Miscellaneous — See APPENDIX TT — SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF ALLTEL PUBLISHING CORPORATION, which follows immediately hereafter.

APPENDIX TT
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
ALLTEL PUBLISHING CORPORATION

Effective as of the first payroll period ending on or after January 1, 2005, the definition of Eligible Employee was amended to include certain employees of ALLTEL Publishing Corporation.

Notwithstanding any other provision of the Plan, effective as of the first payroll period ending on or after January 1, 2005, the Plan is modified as set forth below with respect to employees of ALLTEL Publishing Corporation.

A.	Section 1.07 is modified by adding to the definition thereof the following:

1.07TT	“Basic Compensation” shall include only amounts earned with ALLTEL Publishing Corporation either prior to May 1, 1993 or during or after the first payroll period ending on or after January 1, 2005.

B.	Section 1.14 is modified by adding to the definition thereof the following:

1.14TT	“Compensation” shall include only amounts earned with ALLTEL Publishing Corporation either prior to May 1, 1993 or during or after the first payroll period ending on or after January 1, 2005.

C.	Section 1.37(g) is modified as follows:

1.37(g)TT	Vesting Year of Service

(a)	A Participant’s eligibility for benefits under the Plan shall be determined by his period of Vesting Years of Service, in accordance with the provisions of Section 1.37(g) (Vesting Years of Service include an Employee’s period of employment with ALLTEL Publishing Corporation from May 1, 1993 through the end of the last payroll period ending prior to January 1, 2005).

D.	Section 1.37(d) is modified as follows:

1.37(d)TT	Benefit Service

(a)	The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the provisions of Section 1.37(d) ( Benefit Service does not include an Employee’s period of employment with ALLTEL Publishing Corporation from May 1, 1993 through the end of the last payroll period ending prior to January 1, 2005).

E.	Section 1.37(f) is modified as follows:

1.37(f)TT	Eligibility Year of Service

(a)	A Participant’s Eligibility Years of Service under the Plan shall be determined in accordance with the provisions of Section 1.37(f) (Eligibility Years of Service include an Employee’s period of employment with ALLTEL Publishing Corporation from May 1, 1993 through the end of the last payroll period ending prior to January 1, 2005).

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 9 to ALLTEL Corporation Pension Plan (January 1, 2001 Restatement) to be executed on this 19th day of November, 2004.

ALLTEL CORPORATION
By:	/s/ Scott T. Ford
	Title:	President and Chief Executive Officer